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                                                                   Exhibit 10.60
                                                                   Tiffany & Co.
                                                             Report on Form 10-K
                                                                Fiscal Year 1996

                                  TIFFANY & CO.
                            1988 DIRECTOR OPTION PLAN
                   AS RESTATED 5/16/96 AND AMENDED 11/21/1996
                   PART 1. PLAN ADMINISTRATION AND ELIGIBILITY

I. Purpose

      The purpose of this 1988 Director Option Plan (the "Plan") of Tiffany & Co. (the "Company") is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company's continued progress and thus to provide such directors with a further incentive to continue as directors of the Company.

II. Administration

      An administrator (the "Administrator"), who shall be the Secretary of the Company and not eligible to participate in the Plan, shall administer the Plan. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic as described in Section VI. However, all questions of interpretation of the Plan or of any options issued under it shall be determined by the Administrator and such determination shall be final and binding upon all persons having an interest in the Plan.

III. Participation in the Plan

      Directors of the Company who are not employees of the Company or any subsidiary of the Company shall be eligible to participate in the Plan. Employees of the Company or any subsidiary of the Company shall not be eligible to participate in the Plan.

IV. Stock Subject to the Plan

      The maximum number of shares which may be optioned under the Plan shall be Three Hundred Thousand (300,000) shares of the Company's $.01 par value Common Stock. This limitation on the number of shares which may be optioned under the Plan shall be subject to adjustment as provided in Section XI of the Plan.

      If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Plan.


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      Upon the exercise of an option under the Plan, the Company may issue shares of the Company's authorized but unissued Common Stock or the Company may repurchase shares of its Common Stock in the open market or otherwise.


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                         PART 2. DESCRIPTION OF OPTIONS

V. Non-Statutory Stock Options

      All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422A of the Internal Revenue Code of 1986, as amended to date (the "Code").

VI. Terms, Conditions and Form of Options

      Each Option granted under this Plan shall be evidenced by a written agreement in such form as the Administrator shall from time to time approve, which agreements and the grant of options under the Plan shall comply with and be subject to the following terms and conditions:

      A. Option Grant Dates. Options shall be granted automatically on the date of the tenth business day in January (a "Grant Date") of any year (except that for the year in which the Plan is adopted the Grant Date shall be the date of the Plan's adoption) to any eligible director who, on or prior to June 30th of the year prior to the year in which said Grant Date occurs, files with the Administrator an irrevocable election to receive a stock option in lieu of all or fifty percent (50%) of retainer fees to be earned in the calendar year in which said Grant Date occurs (a "Plan Year").

      B. Option Formula. The number of option shares granted to any eligible director shall be equal to the nearest number of whole shares determined in accordance with the following formula:

                    Deferred Retainer           Number
                  ________________________ =      of
                  (Fair Market Value x .5)      Shares

"Deferred Retainer" shall mean the amount which the optionee would be entitled to receive for serving as a director in the relevant Plan Year but for the election referred to in Section VIA above. The term "Deferred Retainer" shall not include fees associated with service on any committee of the Board of Directors nor with any other services to be provided to the Company and shall not include fees paid directors on a per-meeting-attended basis. "Fair Market Value" shall mean the mean of the highest and lowest quoted selling prices for the Company's Common Stock on the relevant Grant Date as reported on The New York Stock Exchange Composite Tape.

      C. Options Non-Transferable Except as Provided. Except as provided in this
Section VI.C, each option granted under the Plan by its terms shall not be transferable by the optionee otherwise than by will, by the laws of descent and distribution or pursuant to a "domestic relations order", as defined in the Internal Revenue Code or Title I of the Employee Retirement Income Security Act or the rules thereunder and shall be exercised during the lifetime of the optionee only by him. Notwithstanding the forgoing, all or any portion of any option granted


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under this Plan may be transferred by the optionee to (i) the spouse, children or grandchildren of the optionee (each an "Immediate Family Member"), (ii) a trust or trusts for the exclusive benefit of any or all Immediate Family Members, or (iii) a partnership in which any or all Immediate Family Members are the only partners, provided that (x) there may be no consideration paid or otherwise given for any such transfer and (y) subsequent transfer of transferred options shall be prohibited otherwise than by will, the laws of descent and distribution or pursuant to a domestic relations order. Following transfer, any such transferred options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The provisions of
Section VI.G below shall continue to be applied with respect to the original optionee following transfer and each transferred option shall be exercisable by the transferee only to the extent specified in Section VI.G. No option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

      D. Period of Option. No option may be exercised before the first anniversary of the date upon which it was granted; provided, however, that any option granted pursuant to the Plan shall become exercisable in full upon the retirement of the director because of age or total and permanent disability, upon the death of the optionee or upon the resignation or removal of the optionee as a director of the Company following a Change in Control. A "Change in Control" shall mean the acquisition of voting power in respect of thirty-five percent (35%) of the shares of voting stock in the company by any person (or any corporation, partnership, trust, estate or group of persons or entities, which group was formed pursuant to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of voting stock of the Company). No option shall be exercisable after the expiration of fifteen (15) years from the date upon which such option is granted. Each option shall be subject to cancellation before its date of expiration as hereinafter provided in
Section XIV.

      E. Exercise of Options. Options may be exercised only by written notice to the Company at its head office accompanied by payment in cash, certified or bank cashier's check of the full consideration for the shares as to which such options are exercised. Unless otherwise prohibited, such consideration may be paid by delivery of shares of the Company's Common Stock; any such shares shall be valued at the fair market value of such shares on the date of exercise. Options may be exercised in full or in part for whole shares (no fractional shares will be issued) and any exercisable portion of an option grant not exercised may be later exercised subject to the expiration date stated above.

      F. Exercise by Representative Following Death of Director. A director, by written notice to the Company, may designate one or more persons (and from time to time change such designation) including his legal representative, who, by reason of his death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise any portion of the option, they must do so within the term of the option as provided in Subsection VID above. Any exercise by a representative shall be subject to the provisions of this Plan.


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      G. Proration. In the event an optionee ceases for any reason to be a director of the Company prior to such time as an option granted under this Plan becomes exercisable, such option shall terminate in respect to the nearest whole number of optioned shares as is the product of the total number of shares subject to such option multiplied by a fraction, the numerator of which is the number of months remaining in the Plan Year following the month in which said optionee ceases to be a director and the denominator of which is twelve (12).

VII. Option Price

      The Option price per share for the shares covered by each option shall be one-half (1/2) of the Fair Market Value on the Grant Date for each respective option.

                           PART 3. GENERAL PROVISIONS

VIII. Prohibition on Assignment

      The rights and benefits under this Plan may not be assigned except as provided in Section VI.

IX. Time for Granting Options

       All options for shares subject to this Plan shall be granted, if at all, not later than ten (10) years after the adoption of this Plan by the Company's stockholders.

X. Limitation of Rights

       A. No Right to Continue as a Director. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time, or at any particular rate of compensation.

      B. No Stockholders' Rights for Option. An optionee shall have no rights as a stockholder with respect to the shares covered by his options until the date of the issuance to him of a stock certificate therefor, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

XI. Changes in Present Stock

      In the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, or other change in the corporate structure or capitalization affecting the Company's present Common Stock, appropriate adjustment shall be made in the number (including the aggregate numbers specified in Section IV) and kind of shares which are or may become subject


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to options granted or to be granted hereunder.

XII. Effective Date of the Plan

      The Plan shall take effect on the date of adoption by the directors of the Company subject to and conditioned upon subsequent approval by the stockholders of the Company. Options may be granted under the Plan at any time after such adoption and prior to the termination of the Plan; provided, however, that if the stockholders of the Company fail to approve the Plan by December 31, 1988, all options granted under the Plan and elections made pursuant to Section VIA of the Plan shall be void ab initio and without further force or effect; and provided further, that the Plan, all options granted under the Plan and all elections made pursuant to Section VIA of the Plan shall be void ab initio and without further force or effect if the staff of the Securities and Exchange Commission fails to confirm, on or before January 20, 1989 the following views:

      A. That the Plan meets the requirements of Rule 16b-3 as promulgated by the Securities and Exchange Commission; and

      B. That participation of non-employee directors in the Plan will not disqualify such directors from being characterized as "disinterested persons" under Rule 16b-3(b) and (d)(3) for the purpose of serving as administrators of the Company's 1985 Stock Option Plan and 1986 Stock Option Plan, or of any subsequently adopted employee stock plan in which the non-employee director is not eligible to participate.

XIII. Amendment of the Plan

      The Board of Directors may suspend or discontinue the Plan or amend it in any respect whatsoever; provided, however, that without approval of the stockholders no revision or amendment shall change the number of shares subject to the Plan (except as provided in Section XI), change the designation of the class of directors eligible to receive options, or materially increase the benefits accruing to participants under the Plan.

XIV. Notice

      Any written notice to the Company required by any of the provisions of this Plan shall be addressed to the Secretary of the Company and shall become effective when it is received.

XV. Governing Law

      This Plan and all determinations made and actions taken pursuant hereto shall be governed by Law of the State of New York and construed accordingly.

                                      -----


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                     --------------------------------------
                                  TIFFANY & CO.
                             Stock Option Agreement
                       Under the 1988 Director Option Plan
                                 Grant No. _____
                     --------------------------------------

      THIS AGREEMENT is made as of January ___, _____ (the "Grant Date"), between TIFFANY & CO., a Delaware corporation (the "Company"), and __________, (the "Optionee").

                                    RECITALS

      Optionee, being a director of the Company and not an employee of the Company or any subsidiary of the Company and eligible to participate in the Tiffany & Co. 1988 Director Option Plan (the "Plan") has elected to receive this stock option to purchase shares of the common stock of the Company $.01 par value ("Common Stock") in lieu of all or fifty percent of certain fees to be earned for serving as a Director of the Company in calendar year 1997 (the "Plan Year").

                                    AGREEMENT

      In consideration of the foregoing and of the mutual covenants set forth herein and other good and valuable consideration, the parties hereto agree as follows:

      1. SHARES GRANTED; OPTION PRICE. The Optionee may purchase all or any part of an aggregate of _____ shares of Common Stock, at the price of $______ per share (the "Option Price") on the terms and conditions set forth herein.

      2. OPTION TERM; TIMES OF EXERCISE. The option term shall end on _________, which in no case shall be greater than fifteen (15) years from the date of grant of this option; at the conclusion of such option term this option shall not be exercisable in whole or in part.

      (a) Subject to the foregoing option term, to Paragraph 14 below and as further limited by Paragraph 3 below, this option shall become exercisable on or after the first anniversary of the Grant Date.

      (b) Prior to the first anniversary of the Grant Date this option shall not be exercisable, except as permitted by Paragraph 4 below.


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      (c) No fractional shares of the Common Stock shall be issued on exercise of this option, in whole or in part.

      3. CESSATION OF DIRECTORSHIP. In the event Optionee ceases for any reason to be a director of the Company prior to such time as the option hereby granted becomes exercisable, such option shall terminate in respect to the nearest whole number of optioned shares as is the product of the total number of shares subject to such option multiplied by a fraction, the numerator of which is the number of months remaining in the Plan Year following the month in which said optionee ceases to be a director and the denominator of which is twelve (12).

      4. EARLY EXERCISE. Notwithstanding Paragraph 2 (a) above, this option shall become exercisable in full upon the retirement of Optionee as a director of the Company because of age or total and permanent disability, upon the death of Optionee or upon the resignation or removal of Optionee as a director of the Company following a Change in Control. A "Change in Control" shall mean the acquisition of voting power in respect of thirty-five percent (35%) of the shares of voting stock in the Company by any person (or any corporation, partnership, trust, estate or group of persons or entities, which group was formed pursuant to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of voting stock of the Company).

      5. EXERCISE; PAYMENT FOR AND DELIVERY OF STOCK. This option may be exercised only by the Optionee or Optionee's transferees by will or the laws of descent and distribution. This option may be exercised by giving written notice of exercise to the Company specifying the number of shares to be purchased and the total Option Price, accompanied by payment in full by cash, a cashier's or certified bank check to the order of the Company or, unless otherwise prohibited, by delivery of shares of Common Stock in payment of such price. Any such shares shall be valued at the fair market value of such shares on the date of exercise.

      6. LEGALITY. No shares of Common Stock may be issued or transferred unless and until all legal requirements applicable to such issuance or transfer have, in the opinion of the Company, been complied with. The Optionee shall, if requested by the Company, give assurances satisfactory to the Company with respect to such matters as the Company may deem desirable to assure compliance with all applicable legal requirements, including, without limitation, such assurances as the Company may deem advisable to ensure the availability of an exemption from registration under the Securities Act of 1933, as amended, for the Common Stock purchased on exercise of this option.


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      7. ADJUSTMENTS IN STOCK. Subject to the provisions of the Plan, if the outstanding shares of the Common Stock are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities as a result of one or more reorganizations, recapitalizations, stock splits, stock dividends or other change in corporate structure or capitalization affecting the Common Stock, appropriate adjustment shall be made in the number and/or type of shares or securities subject to this option and the Option Price, so that the total purchase price of the shares then subject to this option shall remain unchanged.

      8. NONTRANSFERABILITY OF OPTION. This option is not transferable by the Optionee except as provided in this Paragraph 8. This option is transferable by will, by the laws of descent and distribution and pursuant to a "domestic relations order", as defined in the Internal Revenue Code or Title I of the Employee Retirement Income Security Act or the rules thereunder and shall be exercised during the lifetime of the Optionee only by Optionee. Notwithstanding the foregoing, all or any portion of this option may be transferred by the Optionee to (i) the spouse, children or grandchildren of the Optionee (each an "Immediate Family Member"), (ii) a trust or trusts for the exclusive benefit of any or all Immediate Family Members, or (iii) a partnership in which any or all Immediate Family Members are the only partners, provided that there is no consideration paid or otherwise given for any such transfer. Subsequent to transfer pursuant to the foregoing sentence, transfer of this option is prohibited except by will, the laws of descent and distribution or pursuant to a domestic relations order. Following such a transfer, this option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The provisions of Paragraph 3 above shall continue to be applied with respect to the Optionee following such a transfer and this option, if so transferred, shall be exercisable by the transferee only to the extent specified in Paragraph 3. Except as provided above, neither this option nor any interest herein may be transferred, assigned, pledged or hypothecated by the Optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process. Upon any attempt to transfer this option otherwise than as provided above or to assign, pledge, hypothecate or otherwise dispose of this option, or upon the levy of any execution, attachment or similar process upon this option, this option shall immediately terminate and become null and void. Optionee, by written notice to Company, may designate one or more persons (and from time to time change such designation) including his legal representative, who, by reason of his death, shall acquire the right to exercise all or a portion of this option. If the person or persons so designated wish to exercise any portion of the option, they must do within the term of the option as provided in Paragraph 2 above. Any exercise by a representative shall be subject to the provisions of the Plan.


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      9. NOTICES. Any notice to be given to the Company shall be personally delivered to or addressed to the Secretary of the Company, at its principal office, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto, or at such other address as the Optionee may hereafter designate in writing to the Company. Any notice to the Company is deemed given when received by the Company. Any notice to the Optionee is deemed given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited, postage and registration or certification fee prepaid, in a post office or branch post office regularly maintained by the United States.

      10. WITHHOLDING. The Company may make such provisions as it may deem appropriate for the withholding of any taxes which the Company determines it is required to withhold in order to be entitled to a deduction for federal income taxes in connection with this Agreement and the transactions contemplated hereby.

      11. STOCK OPTION PLAN. This option is subject to all of the terms and conditions of the Plan as previously amended and as the same shall be amended from time to time in accordance with the terms thereof, but no such amendment shall adversely affect the Optionee's rights under this option.

      11. NO RIGHT TO CONTINUE AS DIRECTOR. Nothing in the Plan or in this Agreement shall confer upon the Optionee any right to continue as a director of the Company or a subsidiary.

      13. NO STOCKHOLDERS' RIGHTS FOR OPTION. An optionee shall not have rights as a stockholder with respect to the shares covered by this Option until the date of the issuance to him of a stock certificate therefor, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

      14. LAWS APPLICABLE TO CONSTRUCTION. This Agreement shall be construed and enforced in accordance with the laws of the State of New York.


        TIFFANY & CO.                           OPTIONEE


By: ________________________        By:   __________________________


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